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Exhibit 21

                           SUBSIDIARIES OF THE COMPANY

       The following are all of the active subsidiaries of the Registrant and are included in its audited consolidated financial statements filed with its Annual Report on Form 10-K for the fiscal year ended December 31, 1998. Each subsidiary listed is either wholly-owned by the Registrant or by the Registrant and another of its subsidiaries listed below.

                                                                                Place of
         Subsidiary (Year Organized or Acquired)                                Incorporation
         ---------------------------------------                                -------------
AMS Technical Systems, Inc. (1983)                                              Delaware
      Branch Office in Korea (1995)
      Branch Office in Israel (1997)

AMS Management Systems Canada Inc. (1983)                                       Canada

American Management Systems Operations Corporation (1984)                       Delaware

AMS Management Systems Australia Pty Limited (1989)                             Australia

AMS Management Systems U.K. Ltd. (1989)                                         England

AMS Management Systems Europe, S.A./N.V. (1990)                                 Belgium

AMS Management Systems Deutschland GmbH (1990)                                  Germany

AMS Management Systems Mexico, S.A. de C.V. (1994)                              Mexico

AMSY Management Systems Netherlands B.V. (1994)                                 The Netherlands

Nordic Business Management Systems AB (1994)                                    Sweden

AMS Management Systems Espana, S.A. (1995)                                      Spain

AMS Management Systems (Switzerland) AG (1995)                                  Switzerland

AMS Management Systems Italia, S.p.A (1996)                                     Italy

AMS Management Systems Portugal, Lda (1997)                                     Portugal

AMS Management Systems France S.A. (1997)                                       France

AMS Management Systems Poland Sp. ZO.O (1997)                                   Poland


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